PROMISSORY NOTE

$200,000 July 8, 2016

New York, New York

For good and valuable consideration, the receipt of which is hereby acknowledged, Event Cardio Group Inc., a Nevada corporation (the “Company”), promises to pay to the order of Joseph Hashim or his assigns (collectively, the “Holder”), the principal sum of Two Hundred Thousand Dollars ($200,000.00) on July 8, 2017 or, if earlier, (ii) when, upon or after the occurrence of an Event of Default (as defined below), such amount is declared due and payable by the Holder or made automatically due and payable in accordance with the terms hereof (the “Maturity Date”).

This Note may be prepaid in whole or in part at any time.

This Note is issued pursuant to that certain Stock Purchase Agreement, dated as of June 30, 2016 (the “Stock Purchase Agreement”), entered into between the Company and the Holder.

The following is a statement of rights of the Holder and the conditions to which this Note is subject, and to which the Holder, by acceptance of this Note, agrees:

1. Events of Default. If any of the events specified in this Section shall occur (herein individually referred to as an “Event of Default”), the Holder may, so long as such condition exists, in addition to any other right, power or remedy granted to the Holder under this Note, the Stock Purchase Agreement, or applicable law, either by suit in equity or by action at law, or both, declare the entire principal amount and all other amounts immediately due and payable, without presentment, demand or notice of any kind, all of which are expressly waived, provided, however, that upon the occurrence of any Event of Default described in Section 1(c) or 1(d) hereof, the entire principal amount and all other amounts shall automatically become due and payable:

(a) Payment of the principal of this Note shall be delinquent for a period of five days or more after the due date thereof;

(b) If the Company shall fail to observe any covenant or other provision contained in this Note (other than with respect to payment), the Stock Purchase Agreement and such failure of observance shall be continuing for 10 days after the Holder has given written notice thereof;

(c) The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

(d) If, within 45 days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if there is appointed without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

2. Miscellaneous.

(a) Waiver and Amendment. The rights and remedies herein reserved to any party shall be cumulative and in addition to any other or further rights and remedies available at law or in equity. The waiver by any party hereto of any breach of any provision of this Note shall not be deemed to be a waiver of the breach of any other provision or any subsequent breach of the same provision. This Note and its terms may be changed, waived or amended only by the written consent of the Company and the Holder.

(b) Governing Law. This Note shall be governed by and construed in accordance with the law of the State of New York without regard to conflict of law provisions. Any legal suit, action or proceeding arising out of or based upon this Note shall be instituted in the United States District Court for the Southern District of New York or the state courts of New York located in New York County. The aforementioned choice of venue is intended to be mandatory and not permissive in nature, thereby precluding the possibility of litigation arising out of this Note in any jurisdiction other than that specified in this Section. The Holder and the Company each waive, to the fullest extent permitted by applicable law, any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this Section, and stipulates that the United States District Court for the Southern District of New York and the state courts of New York located in New York County, shall have in personam jurisdiction and venue over them for the purpose of litigation any dispute, controversy or proceeding arising out of or related to this Note.

(c) Waiver of Presentment, Demand, Etc. To the fullest extent permitted by applicable law, the Company expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity of the obligations under this Note, diligence in collection, and the benefit of any exemption or insolvency laws.

(d) Notices. All notices, requests, demands or other communications which are required to be or may be given or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered in person or after dispatch by a recognized overnight courier to the appropriate party to whom the same is so given or made:

To Holder at:

c/o Levin & Gann, P.A.

502 Washington Avenue, Suite 800

Towson, Maryland 21204

Attn: Randolph C. Knepper, Esq.

To the Company at: Event Cardio Group Inc.

7694 Colony Palm Drive

Boynton Beach, Florida 33436

Attn: John Bentivoglio, President and CEO

with a copy to:

Eaton & Van Winkle LLP

3 Park Avenue, 16th floor

New York, NY 10016

Attn: Vincent J. McGill, Esq.

or to such other address as a party has designated by notice in writing to the other party in the manner provided by this Section. All such notices, requests, demands or other communications shall be deemed to have been received on the date of delivery thereof (if delivered by hand) and on the next day after sending thereof (if by overnight courier).

(e) Costs of Collection. The Company shall reimburse Holder for reasonable attorneys’ fees and expenses incurred in connection with enforcing any provisions of this Note and/or collecting any amounts due under this Note.

(f) Right of Set-Off. Company shall have the no to set-off for claims against Holder arising out the Stock Purchase Agreement.

(g) Successors and Assigns. All of the terms and provisions of this Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs and permitted assigns.

(h) Severability. In case any provision contained herein (or part thereof) shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or other unenforceability shall not affect any other provision (or the remaining part of the affected provision) hereof; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein, but only to the extent that such provision is invalid, illegal, or unenforceable.

(i) Headings. The section headings contained in this Note are intended solely for convenience of reference and do not themselves constitute a part of this Note.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and issued as of the date first written above.

EVENT CARDIO GROUP INC.

By: /s/ John Bentivoglio
John Bentivoglio

President and CEO